SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Under Rule 14a-12

MusclePharm Corporation
(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction

(5)	Total fee paid:

☐             Fee paid previously with preliminary materials
☐             Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:___________________________________________________________________
(2)	Form, Schedule or Registration Statement No.:__________________________________________________
(3)	Filing Party:_____________________________________________________________________________
(4)	Date Filed:______________________________________________________________________________

MUSCLEPHARM CORPORATION
4721 IRONTON STREET
DENVER, CO 80239
(800) 210-7369

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 11, 2011

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of MusclePharm Corporation, a Nevada corporation (the “Company,” “we,” “us,” or “our”), will be held at 8:30AM Mountain Daylight Time, on Wednesday, May 11, 2011, at the Company’s corporate headquarters located at 4721 Ironton Street, Denver, CO 80239 for the following purposes:

1.	Proposal One: To act on a proposed amendment to the Articles of Incorporation to increase the number of authorized shares of common stock par value $0.001 from 195,000,000 to 500,000,000; and

2.	Proposal Two: To act on a proposed amendment to the Articles of Incorporation to authorize 10,000,000 shares, par value $0.001 per share, of “blank-check” preferred stock of the Company.

The Company’s Board of Directors (the “Board” or the “Board of Directors”) have fixed the close of business on April 8, 2011, as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

It is important that all shareholders be represented at the Special Meeting.  We urge you to sign and return the enclosed proxy (the “Proxy’) as promptly as possible, whether or not you plan to attend the meeting.  The Proxy should be returned in the enclosed postage prepaid envelope.  If you do attend the Special Meeting, you may then withdraw your Proxy.  The Proxy may be revoked at any time prior to its exercise. If you receive more than one proxy card because your shares are registered in different names or addresses, each such proxy card should be signed and returned to ensure that all of your shares will be voted. If you elect to vote by phone or the internet, the last vote you submit chronologically (by any means) will supersede your prior vote(s).

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ Brad Pyatt
Name:	Brad Pyatt
Title:	Chairman

April 29, 2011

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR FOLLOW THE VOTING INSTRUCTIONS FOR TELEPHONE VOTING.

TABLE OF CONTENTS

Date, Time and Place of the Annual Meeting	4

Introduction	4

General Information about the Special Meeting and Voting Securities and Procedures	4

Proposals One and Two	7

Potential for Dilution to the Ownership of Existing Shareholders and Other Effects of the Proposals One and Two	8

Possible Anti-Takeover Effects of Proposals One and Two	9

Board Recommendation	10

Voting Securities and Principal Holders Thereof	10

Current Security Ownership of Principal Stockholders and Management	11

Executive Compensation	12

Director Compensation	13

Corporate Governance	14

Appendix A	16

MUSCLEPHARM CORPORATION
4721 IRONTON STREET
DENVER, CO 80239
(800) 210-7369

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 11, 2011

Date, Time and Place of the Special Meeting

The Special Meeting of MusclePharm Corporation will be held at 8:30AM Mountain Daylight Time on May 11, 2011, at the Company’s corporate headquarters located at 4721 Ironton Street, Denver, CO 80239.

Introduction

This Proxy Statement is being furnished to shareholders of MusclePharm Corporation (the “Company,” “we,” “us,” or “our”) in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Special Meeting, and any adjournment of the Special Meeting, to be held at the time and place set forth in the accompanying notice. It is anticipated that the mailing of this Proxy Statement and the enclosed proxy card will commence on or about April 29, 2011.

At the Special Meeting, shareholders of the Company will be asked to take action regarding two specific proposals: (1) to amend the Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 195,000,000 to 500,000,000; and (2) to amend the Articles of Incorporation to authorize up to 10,000,000 shares, par value $0.001 per share, of “blank-check” (as defined herein) preferred stock of the Company.

General Information about the Special Meeting and Voting Securities and Procedures

Who may vote at the Special Meeting?

The Board of Directors has fixed the close of business on April 8, 2011, as the record date for the determination of shareholders who are entitled to notice of and to vote at the Special Meeting.  The transfer books of the Company will not be closed.  You are entitled to one vote for each share of common stock you held on the record date, including shares:

•	held directly in your name; and

•	held for you in an account with a broker, bank or other nominee (shares held in “street name”).

How many shares must be present to hold the Special Meeting?

A majority of the Company’s outstanding shares of common stock as of the record date that is present in person or by proxy, constitutes a “quorum” for the transaction of business.  An act by the common stockholders is approved if a majority of the voting power of such quorum votes in favor of such proposal.  On the record date, there were 148,320,775 shares of the Company’s common stock, par value $0.001 outstanding, the holders of which are entitled to one vote per share.  Your shares are counted as present at the Special Meeting if you:

•	are present and vote in person at the Special Meeting; or

•	have properly submitted a proxy card or have voted electronically or by telephone prior to the Special Meeting.

Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Special Meeting.

What Class of Securities is Entitled to Vote?

The record date of stockholders entitled to notice of and to vote at the Special Meeting is the close of business on April 8, 2011 (“Record Date”).  On such date, the outstanding stock of the Company consisted of 148,320,775 shares of common stock, par value $0.001 (the “Common Stock”).  Each share of Common Stock is entitled to one vote.

What is “Householding”?

Householding is a procedure approved by the U.S. Securities and Exchange Commission (the “SEC”), under which shareholders who have the same address and last name may receive only one copy of our Proxy Statement from a single broker, bank or other nominee, unless one or more of these shareholders notifies the broker, bank or other nominee that they wish to continue to receive individual copies.

At the present time, the Company does not “household” for any of our shareholders of record.

How may I obtain a separate set of proxy materials?

If you hold shares in street name, your broker, bank or other nominee may be delivering only one copy of our Proxy Statement to multiple shareholders of the same household who share the same address, and may continue to do so, unless your broker, bank or other nominee has received contrary instructions from one or more of the affected shareholders in the household. If you are such a beneficial holder, contact your broker, bank or other nominee directly in order to receive a separate set of our proxy materials.

If you are a record owner of our shares you may obtain additional copies of our proxy materials by contacting Brad Pyatt by phone at (303) 396-6100 or by writing to the Company at MusclePharm Corporation, c/o Brad Pyatt, 4721 Ironton Street, Denver, CO 80239.

What proposals will be voted on at the Special Meeting?

At the Special Meeting there will be two specific proposals that will be voted on by the shareholders entitled to notice of and to vote.

1.
Proposal One – To act on a proposed amendment to the Articles of Incorporation to increase the total number of authorized shares of common stock par value $0.001 of the Company from 195,000,000 to 500,000,000.

2.	Proposal Two – To act on a proposed amendment to the Articles of Incorporation to authorize up to 10,000,000 shares, par value $0.001 per share of “blank-check” preferred stock of the Company.

Who is requesting my vote and proxy solicitation?

The solicitation of proxies on the enclosed form is made on behalf of the Board of Directors of the Company and will be conducted primarily through the mail.  Please mail your completed proxy in the envelope included with these proxy materials. In addition to the use of the mail, members of the Board and certain officers and employees of the Company or its subsidiaries may solicit the return of proxies by telephone, facsimile, and other electronic media or through personal contact.  The directors, officers and employees that participate in such solicitation will not receive additional compensation for such efforts, but will be reimbursed for out-of-pocket expenses.  The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Special Meeting of Shareholders and the enclosed proxy will be borne by the Company. The Company will also request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

How many votes are required to approve each proposal?

To approve the two proposals, the following proportion of votes is required:

Item	Vote Required

Amendment to the Articles of Incorporation as described in Proposals One and Two	Approval of the majority of the outstanding shares entitled to vote at the Special Meeting

Many of the Company’s shareholders hold their shares in “street name”—in the name of a brokerage firm.  If you hold your shares in “street name,” please note that only your brokerage firm can sign a proxy on your behalf.  The Board of Directors urges you to contact the person responsible for your account today and instruct them to execute a proxy on your behalf for the Special Meeting.

How are votes counted?

A shareholder may:

As to the proposed amendments to the Company’s Articles of Incorporation—Proposal One to increase the number of authorized common shares and Proposal Two to authorize a new class of preferred stock—you may, with respect to each separate proposal:

☐	Vote “FOR” the proposal;

☐	Vote “AGAINST” the proposal; or

☐	Abstain from voting on the proposal

Because both Proposal One and Proposal Two require the affirmative vote of a majority of the outstanding shares to be approved, abstentions and broker non-votes are equivalent to a vote “AGAINST” the proposal.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” each of Proposals One and Two.

Because both Proposal One and Two require the affirmative vote of a majority of the outstanding shares present for voting, whether in person or by proxy to be approved.  Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the proposals.  Abstaining from voting on the proposals is equivalent to a vote against the proposals, but broker non-votes do not affect the outcomes of the votes on such proposals.  Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

How do I vote my shares without attending the Special Meeting?

Voting by Proxy Card

If proxies in the accompanying form are properly executed and returned, the shares of our common stock represented thereby will be voted in the manner specified therein.  In the absence of voting instructions, a valid proxy will be voted (i) “FOR” each of the proposed amendments to the Articles of Incorporation to increase our authorized common shares and to authorize additional shares of blank-check preferred stock; and (ii) in the discretion of the persons named in the enclosed form of proxy on any other proposals which may properly come before the Special Meeting or any adjournment or adjournments thereof.  Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Special Meeting.  The mere presence at the Special Meeting of the person appointing a proxy does not, however, revoke the appointment.  IF YOU DECIDE TO VOTE BY PROXY, THE PROXY CARD WILL BE VALID ONLY IF YOU SIGN, DATE AND RETURN IT BEFORE THE SPECIAL MEETING TO BE HELD ON MAY 11, 2011.

How do I vote my shares in person at the Special Meeting?

Even if you plan to attend the Special Meeting, we encourage you to vote by mail or phone so your vote will be counted if you later decide not to attend the Special Meeting.

If you choose to vote at the Special Meeting:

•	If you are a shareholder of record, to vote your shares at the Special Meeting you should bring the enclosed proxy card and proof of identity; or

•	If you hold your shares in street name, you must obtain a proxy in your name from your bank, broker or other holder of record in order to vote at the Special Meeting.

Bring the proxy (for record holders) or proof of beneficial ownership (for street name holders), such as a recent brokerage statement or a letter from your bank or broker, and proof of identity for admission to the Special Meeting.

What does it mean if I receive more than one proxy?

It likely means you hold shares registered in more than one account.  To ensure that all of your shares are voted, sign and return each proxy.

Dissenters’ Rights

No dissenters’ rights apply to any of the proposals contained in this proxy statement.

Other Matters

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Special Meeting.  If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Special Meeting.

Communication with Board of Directors

Security holders can send communications to our Board of Directors by either telefax or regular mail at our headquarters.  The correspondence should be addressed to Brad Pyatt, the Chief Executive Officer.

PROPOSALS ONE AND TWO:

AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE
AUTHORIZED SHARES OF COMMON STOCK AND TO AUTHORIZE ADDITIONAL
SHARES OF BLANK-CHECK PREFERRED STOCK

The Board of Directors has unanimously approved and recommended to the Company’s shareholders an amendment to the Company’s Articles of Incorporation to (1) increase the Company’s total number of authorized shares of common stock, par value $0.001, from 195,000,000 to 500,000,000 and (2) authorize 10,000,000 shares of blank-check preferred stock, $0.001 par value per share.

The preferred stock may be issued by the Company in the future in one or more series and with such rights (including voting, dividend and conversion), preferences and designations as the Board of Directors deems necessary or advisable without any action by our stockholders.  This is commonly referred to as “blank-check” preferred stock.

Currently, the Company has authorized capital of 195,000,000 shares designated as common stock.  As of the record date, there were 148,320,775 shares of common stock of the Company outstanding.  The Company’s Articles of Incorporation currently authorize the issuance of up to 5,000,000 shares of Series A Preferred Stock, par value $0.001.  If both Proposals One and Two are approved, the Company will have 500,000,000 shares of common stock authorized and 15,000,000 shares of preferred stock authorized, effective upon the filing of the amendment to the Articles of Incorporation.

With regard to the proposed blank-check preferred stock, the Board’s authority to determine the terms of any such shares of preferred stock would include, but not be limited to (i) the designation of each class or series and the number of shares that will constitute each such class or series; (ii) the dividend rate for each class or series; (iii) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of the Company, or other securities; and (v) the voting rights for each class or series.

Shares of preferred stock that are issued by the Company and subsequently redeemed or converted into another security of the Company would be available to be reissued by the Company, and the Board of Directors may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

The full text of the proposed amendment to the Articles of Incorporation to increase the authorized shares of common stock and to authorize issuance of preferred stock is included herein as Appendix A.

Voting on the Proposed Amendment to the Articles of Incorporation:  Proposals One and Two

The proposed amendment to the Articles of Incorporation includes two parts, and each part is voted on separately.  Proposal One, the first part, is to approve the increase of shares of common stock, par value $0.001 from 195,000,000 to 500,000,000 and Proposal Two, the second part, is to authorize 10,000,000 shares of blank-check preferred stock.

Reasons, Purpose and Effect of Proposals One and Two

The primary purpose of the proposed increase in common stock and authorization of a new class of preferred stock is for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes.

The effect of the adoption of Proposals One and Two would be to grant the Board of Directors the authority to issue shares of common stock, as well as shares of preferred stock in one or more series, with such rights, preferences and designations, as it deems necessary or advisable without any additional action by the Company’s shareholders, unless otherwise required by law or by the rules and policies of the OTCBB or any other exchange upon which the shares of common stock of the Company are listed and trade.

The Board of Directors has made no decisions or commitments with respect to the use of the requested shares of common and preferred stock, and it has no plans to commence an offering of any of the Company’s shares at this time. The Board believes, however, that Proposals One and Two provide the flexibility the Company needs to satisfy its obligation to raise additional capital to support the Company.  Approval of Proposals One and Two will permit the Company to take advantage of opportunities as they arise.

POTENTIAL FOR DILUTION TO THE OWNERSHIP OF EXISTING SHAREHOLDERS
AND OTHER EFFECTS OF PROPOSALS ONE AND TWO

If Proposal One is approved, the additional authorized shares of common stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, rules or regulations.

The additional shares of common stock to be authorized by adoption of the proposed amendment to our Articles of Incorporation would have rights identical to our currently outstanding common stock.  The proposed increase in the number of shares of common stock will not change the number of shares of stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our common stock.  However, to the extent that the additional authorized shares are issued in the future, they may dilute the percentage equity ownership of existing shareholders and, depending on the price at which they are issued, may also dilute earnings and book value on a per share basis. The Company’s shareholders have no preemptive rights to subscribe for additional shares of common stock when issued, which means that current shareholders do not have a prior right to purchase any newly-issued shares in order to maintain their proportionate ownership of the Company’s common stock.

If Proposal Two is approved, the availability of undesignated blank-check preferred stock may have certain negative effects on the rights of holders of the Company’s common stock.  The actual effect of the issuance of any shares of preferred stock upon the rights of holders of common stock cannot be stated until the Board determines the specific rights of the holders of such preferred stock.  With regard to the proposed new class of preferred stock, the Board’s authority to determine the terms of any such shares of preferred stock would include, but not be limited to, (i) the designation of each class or series and the number of shares that will constitute each such class or series; (ii) the dividend rate for each class or series; (iii) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of the Company, or other securities; and (v) the voting rights for each class or series.

Shares of preferred stock that are issued by the Company and subsequently redeemed or converted into another security of the Company would be available to be reissued by the Company and the Board of Directors may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

POSSIBLE ANTI-TAKEOVER EFFECTS OF PROPOSALS ONE AND TWO

Common Stock. The proposed increase in the authorized number of shares of common stock could, in some situations, have the effect of discouraging unsolicited takeover attempts or inhibiting the removal of incumbent management and may limit the opportunity for shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.  For example, the issuance of the newly authorized shares of common stock could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board in a potential takeover situation, including by rendering a transaction proposed by such persons more costly, or by preventing or delaying a proposed business combination that is opposed by the Board although perceived to be desirable by some shareholders.

Preferred Stock. Article III of the Company’s current Certificate of Incorporation authorizes 5,000,000 shares of Series A preferred stock.  The proposed amendment to Article III would permit the Board of Directors to authorize 10,000,000 shares of blank-check preferred stock in one or more series and with such rights (including voting, dividend and conversion), preferences and designations as the Board of Directors deems necessary or advisable without any action by our stockholders.

The availability of undesignated preferred stock may have certain negative effects on the rights of the holders of our common stock.  The actual effect of the issuance of any shares of blank-check preferred stock upon the rights of holders of common stock cannot be stated until the Board of Directors determines the specific rights of the holders of such blank check preferred stock.  The proposed amendment will permit the Board of Directors, without future stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights, which are superior to and could adversely affect the voting power or other rights of the holders of our common stock.  Specifically, we will be in a position to issue securities which would grant to the holders thereof, preferences or priorities over the holders of common stock with respect to, among other things, liquidation, dividends and voting.  This could result in holders of common stock receiving less in the event of a liquidation, dissolution or other winding up of our company, reduce the amount of funds, if any, available for dividends on common stock, and dilute the voting power of the holders of our common stock.

In addition, preferred stock could be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of our company.  For example, the Board of Directors could designate and issue a series of preferred stock in an amount that sufficiently increases the number of outstanding shares to overcome a vote by the holders of our common stock or with rights and preferences that include special voting rights to veto a change in control.  The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by stockholders, even if such proposed actions would be beneficial to our stockholders.  This could include discouraging bids even if such bid represents a premium over our then existing trading price and thereby prevent stockholders from receiving the maximum value for their shares.  Please note that the creation of the blank-check preferred stock has not been proposed by the Board of Directors for an anti-takeover related purpose and the Board of Directors has no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of our voting stock.

BOARD RECOMMENDATION

The Board believes that Proposals One and Two are in both the Company and the shareholders’ best interests and will provide the flexibility needed to meet corporate objectives.  If approved, the Company’s officers intend to promptly make appropriate filings and take any other action necessary to implement the amendment to the Articles of Incorporation that is approved at the Special Meeting.

MUSCLEPHARM CORPORATION’S BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS A VOTE “FOR” THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK AND TO AUTHORIZE BLANK-CHECK PREFERRED STOCK AS SET FORTH IN PROPOSALS ONE AND TWO.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Muscle Pharm LLC Share Exchange

On February 1, 2010, the Company (formerly known and at such time known as Tone in Twenty, Inc.) executed a securities exchange Agreement with Muscle Pharm, LLC, a Colorado limited liability company (“Muscle Pharm LLC”) (the “Securities Exchange Agreement”), pursuant to which Company agreed to issue an aggregate of 26,000,000 shares of the Company’s common stock for all of the issued and outstanding equity and voting interests of Muscle Pharm LLC from the Muscle Pharm LLC members (the “Share Exchange”). Upon the closing of the Share Exchange, Muscle Pharm LLC became a wholly owned subsidiary of the Company.

As a result of the Share Exchange, on February 1, 2010, the Company had 26,070,834 shares of the Company’s common stock outstanding as of the closing.

Immediately prior to the closing of the Share Exchange, there were no material relationships between any of the officers, directors or shareholders of the Company and Muscle Pharm LLC, other than in respect of the Securities Exchange Agreement.

The following table sets forth, as of February 1, 2010, and after giving effect to the closing of Company’s reverse acquisition of Muscle Pharm LLC, the total number of shares owned beneficially by each of the directors and executive officers, individually and as a group.

Except as set forth in the footnotes to this table, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Each stockholder’s percentage ownership is based on the 26,070,836 shares of common stock outstanding as of the closing date of the Share Exchange.

	Amount and
	Nature of
Name and Address	Beneficial	Percent
of Beneficial Owner	Ownership	Of Class

Brad Pyatt	12,331,668	47.3%
3390 Peoria Street, Unit 307
Aurora, Colorado 80010

Cory Gregory	7,833,014	30.0%
422 Middleground Road
Pataskala, Ohio 43062

Todd E. Huss	0	-
13802 Boulder Lane
Larkspur, Colorado 80118

Leonard K. Armenta, Jr.	0	-
3390 Peoria Street, Unit 307
Aurora, Colorado 80010

All executive officers and directors	20,164,602	77.3%
as a group (4 persons)

CURRENT SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth information known to Company with respect to the beneficial ownership of the Company’s common stock as of April 8, 2011, unless otherwise noted, by:

•	each stockholder known to MusclePharm to own beneficially more than 5% of MusclePharm’s common stock;

•	each of MusclePharm’s directors;

•	each of MusclePharm’s executive officers, including each of the named executive officers listed in the “2010 Summary Compensation Table” included in this report; and

•	all of MusclePharm’s current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or dispositive power with respect to securities.  Common shares relating to options or warrants currently exercisable, or exercisable within 60 days of April 8, 2011, are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person.  Except as indicated by footnote, and subject to the community property laws where applicable, the persons or entities named in the tables have sole voting and dispositive power with respect to all shares shown as beneficially owned by them.

	Amount and	Percentage
	Nature of	of
Name and Address	Beneficial	Beneficial
of Beneficial Owner	Ownership	Ownership(1)

Brad J. Pyatt	17,331,668	11.69%
4721 Ironton St
Denver, CO 80239

Cory Gregory	12,833,014	8.65%
4721 Ironton St
Denver, CO 80239

Lawrence S. Meer	0	0%
4721 Ironton St
Denver, CO 80239

Leonard K. Armenta, Jr.	0	0%
4721 Ironton St
Denver, CO 80239

All executive officers and directors	30,164,682	20.34%
as a group (4 persons)

(1)	Percent of Class based on 148,320,775 common shares.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers and directors by us during the period ended December 31, 2010 and 2009.

							Non-Equity
							Incentive
			Bonus	Stock		Option	Plan	All Other
Name and Principal Position	Year	Salary ($)	($)(1)	Awards ($)		Awards ($)	Compensation ($)	Compensation ($)	Total($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)
Brad J. Pyatt	2010	$194,821	$0	$2,650,000	]	$0	$0	$0	$2,844,821
Chief Executive Officer	2009	$133,992	$0	$0		$0	$0	$0	$133,992

Cory Gregory	2010	$78,892	$0	$2,650,000		$0	$0	$0	$2,728,892
President	2009	$17,846	$0	$0		$0	$0	$0	$17,846
Lawrence S. Meer	2010	$75,493	$0	$0		$228,000	$0	$0	$303,493
Chief Financial Officer

Leonard K. Armenta	2010	$83,215	$0	$0		$228,000	$0	$0	$311,215
Chief Operating Officer	2009	$54,799	$0	$0		$0	$0	$0	$54,799

Explanatory Information Relating to 2010 Summary Compensation Table

Please note the following points in connection with the information in the 2010 Summary Compensation Table:

The compensation of the executive officers of the Company is reviewed on an annual basis by the board of directors.  Each year, the Company considers whether to adjust the base salaries of senior management, including the executive officers, in order to reward individual performance, keep pace with cost of living increases and respond to competitive considerations.

Employment Agreements

We do not have any employment agreements in place and do not anticipate entering into any employment agreements in the foreseeable future.

Equity Compensation Plan Information

As of December 31, 2010, we had an employee stock option plan under which 5,000,000 shares had been reserved for issuance.   The following table shows information with respect to this plan as of the fiscal year ended December 31, 2010.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,767,500	$0.50	2,232,500
Equity compensation plans not approved by security holders	-	-	-
Total	2,767,500	$0.50	2,232,500

DIRECTOR COMPENSATION

2010 SUMMARY COMPENSATION TABLE

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named directors by us during the period ended December 31, 2010 and 2009.

						Non-Equity
						Incentive
				Stock	Option	Plan	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards ($)	Awards ($)	Compensation ($)	Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Brad J. Pyatt	2010	$0	$0	$0	$0	$0	$0	$0
Director	2009	$0	$0	$0	$0	$0	$0	$0

Cory Gregory	2010	$0	$0	$0	$0	$0	$0	$0
Director	2009	$0	$0	$0	$0	$0	$0	$0

Indebtedness of Directors, Officers and Others

Our directors, senior officers, and their associates were not indebted to us or to any of our subsidiaries at any time since the beginning of our last completed fiscal year.

Certain Relationships and Related Transactions

Any future transactions or loans between us and our officers, directors, principal stockholders or affiliates will be on terms no less favorable to us than could be obtained from an unaffiliated third party, and will be approved by a majority of disinterested directors.

On February 18, 2010, the Company issued a total of 26,000,000 shares of its common stock to the 12 former owners of Muscle Pharm, LLC in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

There have been no other issuances of common stock or preferred stock.

As of April 8, 2011, the Company had 148,320,775 shares of common stock issued and outstanding.

There are no outstanding or issued options or warrants.

Muscle Pharm, LLC was formed as a Colorado limited liability company on April 22, 2008.  The initial owners of Muscle Pharm LLC were Brad J. Pyatt and Cory Gregory.  Mr. Pyatt received a 60% membership interest in exchange for his contribution of formulations for potential products, contacts with GNC Canada and other potential customers, and contacts with professional athletes.  Mr. Gregory received a 40% membership interest in exchange for his contacts with Dr. Serrano, Louie Simmons, potential distributors, professional athletes and potential investors.  Neither Mr. Pyatt nor Mr. Gregory contributed any cash and no value was placed on their respective contributions.

Other than as set forth above, there are no transactions since our inception, or proposed transactions, to which we were or are to be a party, in which any of the following persons had or is to have a direct or indirect material interest:

(a)	Any director or executive officer of the Company;

(b)	Any majority security holder; and

(c)	Any member of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the persons in the above.

CORPORATE GOVERNANCE

Board Independence

On an annual basis, each director and executive officer will be obligated to disclose any transactions with our Company and any of its subsidiaries in which a director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest.  Following completion of these disclosures, our board of directors will make an annual determination as to the independence of each director using the current standards for “independence” that satisfy both the criteria for the Nasdaq and the NYSE Amex Equities.

As of December 31, 2010, the board of directors determined that none of the Company’s current directors are independent under these standards.

Board Committees

Concurrent with having sufficient members and resources, the board of directors intends to establish an audit committee and a compensation committee.  The audit committee will review the results and scope of the audit and other services provided by the independent auditors and review and evaluate the system of internal controls.  The compensation committee will review and recommend compensation arrangements for the officers and employees. No final determination has yet been made as to the memberships of these committees or when we will have sufficient members to establish committees.  We believe that we will need a minimum of three (3) independent directors to have effective committee systems.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and more than 10% shareholders (“Insiders”) to file with the Securities and Exchange Commission and the Company reports of their ownership of the Company’s securities.  Based upon written representations and copies of reports furnished to the Company by Insiders, all Section 16 reporting requirements applicable to Insiders during 2010 were satisfied on a timely basis.

Other Business

Management is not aware of any other matter which may be presented for action at the Special Meeting other than the matters set forth herein.  Should any matter other than those set forth herein be presented for a vote of the shareholders, the proxy in the enclosed form directs the persons voting such proxy to vote in accordance with their judgment.

Delivery of Documents to Shareholders Sharing an Address

If you share an address with another shareholder Company, you may request us to deliver one set of voting materials to your address.  You will then receive only one set of voting materials at that address, unless otherwise requested by one or more of the shareholders at that address.  A separate proxy card is included in the voting materials for each of these shareholders.  If you have only received one set, you may request separate copies of the voting materials at no additional cost to you by calling the Company at (303) 396-6100 or by writing to the Company at MusclePharm Corporation, c/o Brad Pyatt, 4721 Ironton Street, Denver, CO 80239.

We urge you to submit your proxy as promptly as possible whether or not you plan to attend the Special Meeting in person. You may do so mail, phone, or internet by following the instructions provided under the section of this Proxy Statement captioned “General Information about the Special Meeting and Voting Securities and Procedures – How do I vote my shares without attending the Special Meeting?”

APPENDIX A

ARTICLE III: Authorized Shares

The total authorized capital stock of the corporation shall be as follows:

Five Hundred Million (500,000,000) authorized shares of Common Stock with a par value of $0.001, all of which shall be entitled to voting power of one vote per share.

Five Million (5,000,000) authorized non-voting Series A Preferred Shares with a par value of $0.001 per share.   These Series A Preferred shares shall be designated as "Callable and Convertible Preferred Stock."
(See continuation on attachment)

10,000,000 authorized “blank-check” preferred shares with a par value of $0.001.  The preferred stock may be issued by the Company in the future in one or more series and with such rights (including voting, dividend and conversion), preferences and designations as the Board of Directors deems necessary or advisable without any action by our stockholders.

PROXY FOR
MUSCLEPHARM CORPORATION
SHAREHOLDERS’ SPECIAL MEETING

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned holder of common shares of MusclePharm Corporation do hereby constitute and appoint with the full power of substitution, Brad Pyatt, my true and lawful attorney and proxy, and him being my true and lawful attorney and proxy, to attend the Special Meeting of Shareholders of MusclePharm Corporation to be held at the Company’s corporate headquarters located at 4721 Ironton Street, Denver, CO 80239, on Wednesday, May 11, 2011 at 8:30AM Mountain Daylight Time, or at any adjournment thereof, and at such meeting or any adjournment thereof, to vote the shares of stock of MusclePharm Corporation standing in my name with respect to the following matters.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF SHAREHOLDERS OF
MUSCLEPHARM CORPORATION
MAY 11, 2011

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

MUSCLEPHARM CORPORATION
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brad Pyatt with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of MusclePharm Corporation held of record by the undersigned on April 8, 2011, at the Special Meeting of Shareholders to be held at the Company’s offices located at 4721 Ironton Street, Denver, CO 80239, on Wednesday, May 11, 2011 at 8:30AM Mountain Standard Time, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AGAINST PROPOSALS 1 & 2.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MUSCLEPHARM CORPORATION PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

SHARES OF COMPANY STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER’S SPECIFICATIONS ON THE REVERSE SIDE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

(To be signed on the other side)

MUSCLEPHARM CORPORATION
4721IRONTON STREET
DENVER, CO 80239
ATTN: BRAD PYATT

VOTE BY MAIL

Mark, sign, and date the enclosed proxy card and return it in the postage-paid envelope we have provided or return it to MusclePharm Corporation, c/o Brad Pyatt.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MUSCLEPHARM CORPORATION

Vote On Proposals

1.  To approve an amendment of our Amended Articles of Incorporation to increase the number of authorized shares of common stock par value $0.001 from 195,000,000 to 500,000,000:

For	Against	Abstain
☐	☐	☐

2.  To approve an amendment of our Articles of Incorporation to authorize up to 10,000,000 shares, par value $0.001 per share, of “blank-check” preferred stock of the Company.

For	Against	Abstain
☐	☐	☐

Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

Signature [Please Sign Within Box]	Date	Signature (Joint Owners)